EXHIBIT 10.4

LOCK-UP AGREEMENT

                                                                                                                      February 23, 2017

Stony Hill Corp.

2355 Westwood Blvd., Suite 349

Los Angeles, California 90064

Ladies and Gentlemen:

            As a holder (a “Holder”) of common stock, par value $0.001 per share (the “Common Stock”) of Stony Hill Corp., a Nevada corporation (the “Company”), issued pursuant to the terms of the Asset Purchase Agreement, dated as of February 23, 2017 (the “Purchase Agreement”), for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned agrees that the undersigned will not offer, sell, contract to sell, grant an option to purchase, or otherwise dispose of any shares of Common Stock until February 23, 2018.  Subject to the terms and conditions hereof, the undersigned authorizes the Company to cause its transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Common Stock and any securities convertible into, exercisable, or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such share or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

            The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.

            This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its conflicts of laws principles.

            This Lock-Up Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.  This Lock-Up Agreement may be executed by facsimile signatures.

                                                                                    Very truly yours,

                                                                                    MCig, Inc.

                                                                                         /s/ Paul Rosenberg

By:

Name: Paul Rosenberg

Title: President

Accepted, Acknowledged

and Agreed to by:

Stony Hill Corp.

        /s/ John Brady

By:

Name: John Brady

Title: Secretary

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